UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): April 7, 2022

Par Pacific Holdings, Inc.
(Exact name of registrant as specified in its charter)

Delaware	1-36550	84-1060803
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

825 Town & Country Lane, Suite 1500
Houston,	Texas	77024
(Address of principal executive offices)		(Zip Code)
(281) 899-4800
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Securities registered pursuant to Section 12(b) of the Act:

Title of Class	Trading Symbol(s)	Name of each exchange of which registered
Common stock, $0.01 par value	PARR	New York Stock Exchange
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐
Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01 Regulation FD

Beginning with financial results reported for periods in fiscal year 2022, the manner in which Par Pacific Holdings, Inc. (the “Company”) determines its Adjusted Net Income (Loss) and Adjusted EBITDA will be modified to include the first-in, first-out (“FIFO”) inventory gains (losses) associated with the Company’s titled manufactured inventory in Hawaii. This modification was made to better align Adjusted Net Income (Loss) and Adjusted EBITDA with the cash flow of the Hawaii refining business. Prior to 2022, the impacts of FIFO inventory gains (losses) associated with Hawaii titled manufactured inventory were eliminated through the inventory valuation adjustment. The Company will also recast Adjusted Net Income (Loss) and Adjusted EBITDA for prior periods when reported to conform to the modified presentation. Over the past year, the Company’s titled manufactured inventory position in Hawaii averaged approximately 550,000 barrels.

As previously disclosed, the Company believes Adjusted Net Income (Loss) and Adjusted EBITDA are useful supplemental financial measures that allow investors to assess: (i) the financial performance of its assets without regard to financing methods, capital structure, or historical cost basis; (ii) the ability of its assets to generate cash to pay interest on its indebtedness; and (iii) operating performance and return on invested capital as compared to other companies without regard to financing methods and capital structure. Adjusted Net Income (Loss) and Adjusted EBITDA should not be considered in isolation or as a substitute for operating income (loss), net income (loss), cash flows provided by operating, investing, and financing activities, or other income or cash flow statement data prepared in accordance with GAAP. Adjusted Net Income (Loss) and Adjusted EBITDA presented by other companies may not be comparable to the Company’s presentation as other companies may define these terms differently.

Forward-Looking Statements

This report contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, including statements regarding the modification to the Company’s definitions of Adjusted Net Income (Loss) and Adjusted EBITDA. By their nature, forward-looking statements are subject to risks, uncertainties, and contingencies. The Company does not undertake to update any forward-looking statements, including those contained in this report. For further information regarding risks and uncertainties associated with the Company, please refer to the “Risk Factors” section of the Company’s SEC filings, including its Annual Report on Form 10-K and Quarterly Reports on Form 10-Q.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Par Pacific Holdings, Inc.

Dated:	April 7, 2022	/s/ Jeffrey R. Hollis
Jeffrey R. Hollis
Vice President, General Counsel and Secretary

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